                        NOTICE OF GUARANTEED DELIVERY
                                     FOR
                       TENDER OF SHARES OF COMMON STOCK
                                      OF
                    MAGICWORKS ENTERTAINMENT INCORPORATED

   As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for shares of Common Stock, par value $.001 per share (the "Shares"), of Magicworks Entertainment Incorporated, a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). This form may be delivered by hand to the Depositary or transmitted by facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 2 of the Offer to Purchase). See Section 2 of the Offer to Purchase.

                                 The Depositary for the Offer is:
                                       THE BANK OF NEW YORK

                                             By Mail:
 Tender & Exchange Department        By Facsimile Transmission:      By Hand/Overnight Courier:
        P.O. Box 11248            (For Eligible Institutions Only)  Tender & Exchange Department
    Church Street Station                  (212) 815-6213                101 Barclay Street
New York, New York 10286-1248                                        Receive and Deliver Window
                                                                      New York, New York 10286

                                     For Information Telephone:
                                           1-800-507-9357

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

   The undersigned hereby tenders to MWE Acquisition Corp., a Delaware corporation (the "Purchaser"), a wholly owned subsidiary of SFX Entertainment, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated August 13, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Number of Shares:
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Name(s) of Record Holder(s):
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                                 Please Print
Address(es):
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                                                                    Zip Code
Daytime Area Code and Tel. No.:
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Certifiate Nos. (if available):
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Signature(s):
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Dated:
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Check box if Shares will be tendered by book-entry transfer:  [ ]

The Depository Trust Company Account No.:
                                         ------------------------------------

                                  GUARANTEE
                   (Not To Be Used For Signature Guarantee)

   The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.

   The Eligible Institution that completes this form must communicate this guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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                             Authorized Signature
Name:
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                                 Please Print
Title:
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Address:
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                                                                    Zip Code
Area Code and Tel. No.:
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Dated:
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   NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES
FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.